UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 01682 )

Exact name of registrant as specified in charter: Putnam Voyager Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2006

Date of reporting period: August 1, 2005—July 31, 2006

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Voyager Fund

7|31|06

Annual Report

PUTNAM INVESTMENTS

GROWTH FUNDS
look for stocks of
companies that
have the potential
to grow over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam Voyager Fund

7| 31| 06 Annual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Expenses	16
Portfolio turnover	18
Risk	19
Your fund’s management	20
Terms and definitions	23
Trustee approval of management contract	25
Other information for shareholders	30
Financial statements	31
Federal tax information	54
Brokerage commissions	55
About the Trustees	56
Officers	62

Cover photograph: Vineyard, Napa County, California © Charles O’Rear

Message from the Trustees

Dear Fellow Shareholder

Over the last three months of your fund’s reporting period, investors were particularly preoccupied with the course of the economy. Beginning in May, a more pessimistic outlook pervaded the markets as leading economic indicators began to warn of slower growth and the Federal Reserve (the Fed) continued its series of interest-rate increases. The resulting correction undercut much of the progress that markets had achieved in the previous three months of the period.

However, we believe that today’s higher interest rates, far from being a threat to global economic fundamentals, are in fact an integral part of them. Economic growth may, indeed, be slowing somewhat as a result of the higher rates, but we consider this a typical development for the middle of an economic cycle, and one that could help provide the basis for a longer and more durable business expansion and a continued healthy investment environment. The recent correction brought valuations back to attractive levels, creating opportunities in a wide array of markets and sectors. Furthermore, since the Fed paused in its tightening cycle shortly after the close of the reporting period, the market atmosphere has gradually become more optimistic. Putnam Investments’ management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance, and the investment professionals managing your fund have been working to take advantage of the opportunities presented by this environment.

We would like to take this opportunity to announce the retirement of one of your fund’s Trustees, John Mullin, an independent Trustee of the Putnam funds since 1997. We thank him for his service.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended July 31, 2006, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Voyager Fund: seeking growth for investors for over 35 years

In 1969, when Putnam Voyager Fund made its debut, Richard M. Nixon became the 37th U.S. President and Americans landed on the moon for the first time. For the U.S. financial markets, it was the eve of a sluggish decade in which the Dow Jones Industrial Average would gain only 4.8% . Despite Vietnam War tensions and worries over inflation and recession, the fund’s first management team was ready to tap into the long-term growth potential of American businesses.

“The basic qualities underlying the dynamism of our economy are not at issue here,” said the first report to shareholders in 1969. “The future has never been brighter.”  The report also discussed the risk of “underestimating the potential growth of companies with strong fundamental trends.”

In the 35 years since its first report was published, the fund has witnessed many more difficult markets, as well as unprecedented stock market growth and extraordinary innovation. One emerging growth trend was noted in the fund’s 1988 annual report: “Several years from now, when you’re leaving home … you may find yourself tossing something new into your tote bag or briefcase — your phone. That’s right: the era of truly portable telephones is dawning.”

Today, the fund continues to look for promising growth trends as well as companies across a wide range of sectors that we believe have the potential to grow their revenues and earnings faster than the broad market. While much has changed since the fund's management team wrestled with the challenges of the 1970s, some things have not — including the team's commitment to prudently manage the money that investors entrust to Putnam.

In 1969, the year Putnam Voyager Fund was introduced, the Dow Jones Industrial Average closed at just over 800. At the close of the fund's most recent fiscal year, the Dow topped 11,000.

$540,010
11.30%
annualized return at NAV
$100,000
$10,000
1989
Fall of the Berlin Wall
1992
Unemployment hits 9-year high
1995
Dow Jones breaks 5000
2001
Terrorists attack New York and Washington, DC
2005
Low interest rates spark record home buying

ANNUALIZED TOTAL RETURN PERFORMANCE

Class A shares	NAV
Life of fund (inception 4/1/69)	11.30%
10 years	4.46
5 years	-2.64
3 years	6.12
1 year	2.92

Performance assumes reinvestment of distributions and does not account for taxes. Returns at net asset value (NAV) for class A shares do not reflect a sales charge of 5.25%. Had the sales charge been reflected, returns would have been lower. Returns for other classes of shares may vary. A short-term trading fee of up to 2% may apply. The period illustrated is longer than the investment horizon of many investors.

5

Putnam Voyager Fund seeks capital appreciation by investing mainly in stocks of U.S. companies believed by Putnam Management to offer above-average growth potential. The fund invests mainly in a diversified portfolio of large and midsize companies across a range of industries, although the fund may invest in companies of any size. The fund targets companies with sales and profits that Putnam believes are likely to grow faster than the overall economy. The fund may be appropriate for investors seeking growth of capital and broad exposure to growth-oriented companies.

Highlights

* Putnam Voyager Fund’s class A shares returned –4.93% during the fiscal year that ended July 31, 2006.

* The fund’s benchmark, the Russell 1000 Growth Index, returned –0.76% ..

* The average return of the fund’s Lipper peer group, Large-Cap Growth Funds, was –1.70% .

* Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance

Total return for class A shares for periods ended 7/31/06

Since the fund’s inception (4/1/69), average annual return is 11.18% at NAV and 11.02% at POP.

	Average annual return		Cumulative return

	NAV	POP	NAV	POP
10 years	4.97%	4.40%	62.39%	53.87%

5 years	–2.69	–3.73	–12.76	–17.33

3 years	4.13	2.27	12.90	6.98

1 year	–4.93	–9.92	–4.93	–9.92

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25% . For the most recent month-end performance, visit www.putnam.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A short-term trading fee of up to 2% may apply.

Report from the fund managers

The year in review

In the closing months of Putnam Voyager Fund’s fiscal year, the stock market’s advance turned into a retreat. Investors demonstrated concern regarding slowing economic growth and stronger inflationary pressures. The year was difficult for the fund, which trailed its benchmark and ranked below the average result of other funds in its Lipper peer group, based on results at net asset value (NAV, without sales charges). The market favored value-style stocks, which outperformed growth-style stocks by approximately 12 percentage points in the period. Despite being positioned with a significant overweight to the strong financial and energy sectors, the fund struggled as the investment team’s stock selections within the technology and consumer sectors caused underperformance.

Market overview

The U.S. economy expanded throughout the fiscal year in the face of a variety of obstacles. Early in the period, Hurricane Katrina devastated the U.S. Gulf Coast, and put sustained upward pressure on energy prices by knocking out production and refining capacity. Other challenges to the economy included the global outbreak of avian flu, a slowing in the housing sector, and ongoing geopolitical turmoil in the Middle East. However, growth was resilient in the face of both actual and anticipated calamities. In our assessment, the cumulative effect of interest-rate increases by the U.S. Federal Reserve Board (Fed) over the past two years proved to be a bigger factor in slowing the economy. Investors patiently waited for the Fed to pause in its program of rate increases, but this did not occur until after the end of the fiscal period.

It was a particularly difficult period for large-cap growth stocks, as the Russell 1000 Value Index outperformed the Russell 1000 Growth Index by a wide margin. These results stand in contrast to the strong corporate earnings results that growth stocks delivered, and seemed to reflect a certain aversion toward stocks with higher price multiples, in spite of their strong business performance. In terms of sectors, utility and energy stocks were top performers during the year, as their stable earnings outlook, improving company fundamentals, and dividend yields proved attractive to investors uncertain about the economy. Stocks in the consumer sector were weak as investors looked ahead to a drop-off in consumer spending, considered likely because of rising energy prices and adjustable-rate mortgage payments. Similarly, stocks in the technology sector declined in the final months of the year as jittery investors reacted to the outlook for technology spending, even as many companies in the sector continued to report strong earnings.

Strategy overview

As growth investors, we believe that market participants consistently underestimate the sustainability of growth and returns on capital that is achievable by companies with unique and powerful competitive advantages. This is the market inefficiency we are attempting to exploit. At each step of our process, we combine quantitative and fundamental research. Our quantitative models examine historical data to assess the strength, quality, and sustainability of earnings growth in the companies we follow and to determine the relative attractiveness of company valuations. Our fundamental analysts study industries and businesses, looking toward the future to forecast the potential growth of cash flows for each company. With these forecasts, we produce a range of possible outcomes for each company we evaluate.

Market sector performance

These indexes provide an overview of performance in different market sectors for the 12 months ended 7/31/06.

Equities
Russell 1000 Growth Index (large-company growth stocks)	–0.76%

Russell 1000 Value Index (large-company value stocks)	11.59%

MSCI EAFE Index (international stocks)	24.01%

Russell 2000 Index (small-company stocks)	4.24%

S&P 500 Index (broad stock market)	5.38%

Bonds
Lehman Aggregate Bond Index (broad bond market)	1.46%

Lehman Government Bond Index (U.S. Treasury and agency securities)	1.24%

JP Morgan Global High Yield Index (global high-yield corporate bonds)	4.64%

During the annual period, the fund was well diversified across a number of different sectors. The portfolio had modest overweight positions (relative to the fund’s benchmark, the Russell 1000 Growth Index) in traditional growth sectors of the stock market such as technology and health care, as well as in the financial and energy sectors. However, in the latter two sectors, we hold relatively fewer companies, each with what we believe to be strong long-term growth potential. In the financial sector, our research identified several stocks with business models that we believe may deliver strong earnings growth for a sustained period.

Your fund’s holdings

During the period, several holdings within the financial sector had a positive impact on performance. Our significant overweight to the investment banking and brokerage industry proved beneficial, particularly the fund’s position in Bear Stearns stock. Successful holdings in the banking industry, including Commerce Bancorp, as well as more diversified financial service companies Countrywide Financial and Wells Fargo, also helped. These and other stocks gained value during the period, responding to analysts’ bullish outlooks, which in turn reflected vigorous capital-markets activity and potential for international growth. Banks also were boosted by speculation that the Fed was nearing the end of its cycle of interest-rate

Comparison of top industry weightings

This chart shows how the fund’s top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

hikes. Shares of Countrywide Financial, in particular, rose. This giant mortgage-lender continues to beat analysts’ estimates despite interest-rate pressures.

Fund holdings in the energy sector also proved rewarding. Marathon Oil Company, an integrated oil company with operations in producing and refining oil and distributing petroleum products, was among the top contributors. Valero Energy, which focuses on refining oil, also performed well. High oil prices continue to drive the strong results in these industries and oil demand remains robust. This trend shows no signs of slowing down anytime soon and these companies are on track to report strong earning growth in the upcoming months. Marathon Oil and Valero also benefited from superior production capabilities.

Although the primary detractors from performance included technology holdings, we remain committed to our positions in the sector. With regard to eBay, we believe investor concerns about near-term growth are overdone. Given our expectations for continued strength in Internet-based commerce and advertising, we think the market is underestimating the ability of this company to achieve attractive long-term growth and capital returns. Though Dell, another technology holding, was hurt by its poor service and reliance on Intel’s less competitive microprocessors, we believe that the company still has a strong business model. In our opinion, the market has over-penalized Dell and at

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each comprised, as of 7/31/06. The fund’s holdings will change over time.

Holding (percent of fund's net assets)	Industry
Dell, Inc. (2.7%)	Computers

Cisco Systems, Inc. (2.7%)	Communications equipment

UnitedHealth Group, Inc. (2.6%)	Health-care services

Apple Computer, Inc. (2.5%)	Computers

Goldman Sachs Group, Inc. (The) (2.4%)	Investment banking/brokerage

Home Depot, Inc. (The) (2.3%)	Retail

Lowe's Cos., Inc. (2.2%)	Retail

Caterpillar, Inc. (2.2%)	Machinery

Capital One Financial Corp. (2.2%)	Consumer finance

Amgen, Inc. (2.0%)	Biotechnology

recent valuations, the stock is reflecting unduly pessimistic growth assumptions.

Fund holding Yahoo! met its earnings expectations but failed to launch its much-promised new search product on time. The postponement of this launch until 2007 has given competitor Google more time to build its lead. Despite this short-term problem, Yahoo!’s core branded advertising business continues to grow strongly, and the company dominates this area. We believe Yahoo! will eventually have a competitive search product in the marketplace and that online advertising is still in its infancy. The fund holds positions in both Yahoo! and Google, and we consider the prospects of both stocks attractive. A brighter spot in the technology sector was the fund’s significant overweight to Apple. This contributed to performance as the company continued to benefit from dramatic growth in iPod sales, gained market share with its new Intel-based Mac computers, and achieved increased success in its retail stores.

Within consumer staples, our position in cosmetic manufacturer Avon detracted from results as the company faced weakness in its operations in China and Eastern Europe as well as continued competitive pressure in the U.S. market. Our overweight to Apollo Group, the for-profit education provider, also hindered results in this sector as management’s reduced earnings outlook heightened near-term concerns among market participants. We decided to eliminate the fund’s positions in these stocks because of their deteriorating outlook.

Positions within consumer cyclicals also hurt relative performance. In particular, the homebuilder NVR, retailer The Home Depot, and broadcaster XM Satellite had disappointing price performance. Despite reporting an increase in first-quarter profit, NVR saw its stock price decline after it cautioned that its margins might be squeezed by higher material costs and slowing housing markets. The Home Depot also achieved higher profits during the first quarter, but relatively weak sales totals and concerns about the outlook for consumer spending punished the stock. XM Satellite also retreated as the firm trimmed its 2006 forecast for new subscribers, citing a slump in demand and the slow rollout of new products. We continue to hold positions in all three stocks. Fortunately, the fund’s overweight position in casino and hotel operator Las Vegas Sands, which was another strong performer during the period, offset some of the damage in the consumer cyclicals sector. This company continued its upward climb as investors reacted favorably to positive analyst reports and the company’s strong results. Furthermore, plans by the gaming industry to turn the Chinese city of Macau into a Las Vegas-style destination are expected to progress steadily, and we believe the company is well positioned to take advantage of this growth opportunity.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

Over the next several months, Putnam’s asset-allocation specialists anticipate that returns from U.S. stocks will be more competitive with those of international markets, based on the robust health of the U.S. corporate sector. The odds of solid relative performance seem particularly good for companies with attractive growth and profitability characteristics but below-market valuations. The team expects that as investors come to discover and reward the profitability of large companies, and as the pace of equity-market appreciation moderates, U.S. market leadership will likely shift toward larger-cap, growth-oriented issues.

Currently, as a result of stock selection decisions, the portfolio’s largest overweight is in the finan-cial sector, which also includes many of the fund’s largest overweight positions in individual stocks relative to the benchmark. Other sectors that are overweight relative to the benchmark are consumer cyclicals and technology sectors. The fund also has a modest overweight to the energy sector. Due to lackluster growth prospects and poor valuation in the consumer staples and conglomerates sectors, the fund has underweight positions in both of them. It has no positions within the basic materials sector.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment. Growth investing targets companies with above-average earnings that may be subject to price volatility if earnings expectations are not met.

Your fund’s performance

This section shows your fund’s performance for periods ended July 31, 2006, the end of its fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance
Total return for periods ended 7/31/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(4/1/69)		(4/27/92)		(7/26/99)		(12/1/94)		(1/21/03)	(3/31/94)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	11.18%	11.02%	10.19%	10.19%	10.35%	10.35%	10.47%	10.38%	10.90%	11.28%

10 years	62.39	53.87	50.66	50.66	50.78	50.78	54.54	49.56	58.50	66.52
Annual average	4.97	4.40	4.18	4.18	4.19	4.19	4.45	4.11	4.71	5.23

5 years	–12.76	–17.33	–15.97	–17.57	–15.96	–15.96	–14.94	–17.71	–13.76	–11.68
Annual average	–2.69	–3.73	–3.42	–3.79	–3.42	–3.42	–3.18	–3.82	–2.92	–2.45

3 years	12.90	6.98	10.49	7.49	10.48	10.48	11.28	7.67	12.09	13.79
Annual average	4.13	2.27	3.38	2.44	3.38	3.38	3.63	2.49	3.88	4.40

1 year	–4.93	–9.92	–5.55	–10.27	–5.60	–6.55	–5.42	–8.49	–5.12	–4.69

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $15,066 and $15,078, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares would have been valued at $14,956 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $15,850 and $16,652, respectively. See first page of performance section for performance calculation method.

Comparative index returns

For periods ended 7/31/06

	Russell 1000	S&P 500	Lipper Large-Cap Growth
	Growth Index	Index	Funds category average†

Annual average
(life of fund)	—*	—*	8.97%

10 years	76.67%	134.08%	79.54
Annual average	5.86	8.88	5.86

5 years	–3.16	14.94	–4.92
Annual average	–0.64	2.82	–1.11

3 years	21.74	36.02	19.45
Annual average	6.78	10.80	6.05

1 year	–0.76	5.38	–1.70

Index and Lipper results should be compared to fund performance at net asset value.

* The inception date of the Russell 1000 Growth Index was 12/31/78, and the inception date of the S&P 500 Index was 12/31/69.

† Over the 1-, 3-, 5-, and 10-year periods ended 7/31/06, there were 707, 594, 480, and 167 funds, respectively, in this Lipper category.

Fund price and distribution information

For the 12-month period ended 7/31/06

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		—	—	1		1	1

Income	$0.125		$0.000	$0.000	$0.028		$0.105	$0.172

Capital gains	—		—	—	—		—	—

Total	$0.125		$0.000	$0.000	$0.028		$0.105	$0.172

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV
7/31/05	$17.16	$18.11	$14.95	$16.42	$16.12	$16.66	$17.06	$17.73

7/31/06	16.20	17.10	14.12	15.50	15.22	15.73	16.09	16.74

Fund performance for most recent calendar quarter

Total return for periods ended 6/30/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(4/1/69)		(4/27/92)		(7/26/99)		(12/1/94)		(1/21/03)	(3/31/94)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	11.30%	11.14%	10.30%	10.30%	10.47%	10.47%	10.60%	10.50%	11.02%	11.40%

10 years	54.63	46.54	43.45	43.45	43.48	43.48	47.17	42.37	50.89	58.59
Annual average	4.46	3.90	3.67	3.67	3.68	3.68	3.94	3.60	4.20	4.72

5 years	–12.51	–17.09	–15.72	–17.33	–15.74	–15.74	–14.65	–17.44	–13.53	–11.40
Annual average	–2.64	–3.68	–3.36	–3.73	–3.37	–3.37	–3.12	–3.76	–2.87	–2.39

3 years	19.51	13.24	16.92	13.92	16.87	16.87	17.77	13.94	18.67	20.39
Annual average	6.12	4.23	5.35	4.44	5.33	5.33	5.60	4.45	5.87	6.38

1 year	2.92	–2.50	2.24	–2.76	2.17	1.17	2.45	–0.90	2.70	3.15

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Voyager Fund from February 1, 2006, to July 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.28	$ 8.84	$ 8.84	$ 7.65	$ 6.47	$ 4.09

Ending value (after expenses)	$918.90	$916.30	$916.10	$916.90	$918.40	$920.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 7/31/06. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, expenses for each share class would have been lower.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended July 31, 2006, use the calculation method below. To find the value of your investment on February 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 02/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.56	$ 9.30	$ 9.30	$ 8.05	$ 6.80	$ 4.31

Ending value (after expenses)	$1,019.29	$1,015.57	$1,015.57	$1,016.81	$1,018.05	$1,020.53

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 7/31/06. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, expenses for each share class would have been lower.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio*	1.11%	1.86%	1.86%	1.61%	1.36%	0.86%

Average annualized expense
ratio for Lipper peer group†	1.35%	2.10%	2.10%	1.85%	1.60%	1.10%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, the expense ratio for each share class would have been lower.

† Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 6/30/06. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons

Percentage of holdings that change every year

	2006	2005	2004	2003	2002

Putnam Voyager Fund	76%	93%	46%	62%	91%

Lipper Large-Cap Growth
Funds category average	90%	96%	92%	102%	105%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on July 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2006 is based on information available as of 7/31/06.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar® Risk

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of June 30, 2006. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2006 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Large-Cap Growth Team. Robert Ginsberg and Kelly Morgan are Portfolio Leaders of your fund. The Portfolio Leaders coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Large-Cap Growth Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leaders have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of July 31, 2006, and July 31, 2005.

Trustee and Putnam employee fund ownership

As of July 31, 2006, all of the Trustees on the Board of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 711,000	$ 87,000,000

Putnam employees	$14,672,000	$409,000,000

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $3,400,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leaders

Robert Ginsberg is also a Portfolio Leader of Putnam Growth Opportunities Fund and a Portfolio Member of Putnam Discovery Growth Fund.

Kelly Morgan is also a Portfolio Leader of Putnam Growth Opportunities Fund and Putnam Research Fund.

Robert Ginsberg and Kelly Morgan may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended July 31, 2006, Portfolio Member Saba Malak left your fund’s management team.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of July 31, 2006, and July 31, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2006							*
Chief Technology Officer	2005							*

Joshua Brooks	2006							*
Deputy Head of Investments	2005							*

William Connolly	2006							*
Head of Retail Management	N/A

Kevin Cronin	2006							*
Head of Investments	2005							*

Charles Haldeman, Jr.	2006							*
President and CEO	2005							*

Amrit Kanwal	2006						*
Chief Financial Officer	2005						*

Steven Krichmar	2006						*
Chief of Operations	2005							*

Francis McNamara, III	2006							*
General Counsel	2005							*

Richard Robie, III	2006						*
Chief Administrative Officer	2005						*

Edward Shadek	2006							*
Deputy Head of Investments	2005							*

Sandra Whiston	2006						*
Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam’s Executive Board as of 7/31/05.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2006.

This approval was based on the following conclusions:

* That the fee schedule in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

* Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 14th percentile in management fees and in the 17th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will not be applied to your fund.

* Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committee of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperfor-mance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Large-Cap Growth Funds) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

64	78	69

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 694, 593, and 479 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

The Trustees noted the disappointing performance for your fund for the three-year period ended March 31, 2006. In this regard, the Trustees considered that Putnam Management had made changes to the fund’s investment team that it believed would strengthen the investment process by focusing on a blending of quantitative techniques with fundamental analysis.

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Large-Cap Growth Funds category for the one-, five- and ten-year periods ended June 30, 2006 , were 76%, 75%, and 74%, respectively. Over the one-, five- and ten-year periods ended June 30, 2006, the fund ranked 536 out of 705, 358 out of 482, and 123 out of 167 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Putnam Voyager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Voyager Fund (the “fund”) at July 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2006, by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Boston, Massachusetts September 8, 2006

The fund’s portfolio 7/31/06

COMMON STOCKS (100.0%)*

	Shares	Value

Aerospace and Defense (0.6%)
L-3 Communications Holdings, Inc.	669,000	$49,271,850

Airlines (1.8%)
JetBlue Airways Corp. † (S)	6,018,600	64,338,834
Southwest Airlines Co.	4,657,400	83,786,626
		148,125,460

Banking (2.5%)
Commerce Bancorp, Inc. (S)	4,218,200	143,292,254
Wells Fargo & Co.	940,000	67,999,600
		211,291,854

Biotechnology (4.7%)
Amgen, Inc. † (S)	2,355,900	164,300,466
Biogen Idec, Inc. †	1,711,600	72,092,592
Genentech, Inc. † (S)	1,184,600	95,739,372
Genzyme Corp. † (S)	823,500	56,228,580
		388,361,010

Broadcasting (0.3%)
XM Satellite Radio Holdings, Inc. Class A † (S)	2,230,800	25,877,280

Building Materials (0.8%)
Sherwin-Williams Co. (The)	1,253,100	63,406,860

Cable Television (—%)
Comcast Corp. Class A (Special) †	17,500	599,900

Commercial and Consumer Services (0.5%)
Paychex, Inc.	1,268,400	43,353,912

Communications Equipment (5.6%)
Cisco Systems, Inc. †	12,542,700	223,887,195
Corning, Inc. †	4,752,000	90,620,640
F5 Networks, Inc. †	6,300	291,942
Qualcomm, Inc.	4,258,400	150,151,184
Redback Networks, Inc. † (S)	32,100	496,266
		465,447,227

Computers (7.7%)
Apple Computer, Inc. † (S)	3,048,500	207,176,060
Autodesk, Inc. † (S)	2,557,500	87,236,325
Dell, Inc. †	10,398,600	225,441,648
EMC Corp. †	12,137,700	123,197,655
Lexmark International, Inc. Class A † (S)	6,800	367,540
		643,419,228

COMMON STOCKS (100.0%)* continued

	Shares	Value

Conglomerates (1.1%)
Danaher Corp.	1,371,100	$89,395,720

Consumer Finance (4.1%)
Capital One Financial Corp.	2,326,400	179,947,040
Countrywide Financial Corp.	4,482,800	160,618,724
		340,565,764

Electronics (1.8%)
Analog Devices, Inc.	1,964,500	63,512,285
Freescale Semiconductor, Inc. Class B †	1,077,800	30,738,856
Marvell Technology Group, Ltd. (Bermuda) † (S)	28,100	521,255
Microchip Technology, Inc.	1,578,200	50,912,732
Texas Instruments, Inc. (S)	28,900	860,642
		146,545,770

Financial (3.6%)
American Express Co.	2,966,300	154,425,578
Chicago Mercantile Exchange Holdings, Inc. (The) (S)	183,000	84,399,600
Moody’s Corp.	1,177,100	64,599,248
		303,424,426

Food (—%)
Wrigley (Wm.) Jr. Co. (S)	15,750	722,295

Health Care Services (7.3%)
Cardinal Health, Inc.	1,284,500	86,061,500
Community Health Systems, Inc. †	770,000	27,920,200
Coventry Health Care, Inc. †	813,200	42,855,640
Express Scripts, Inc. † (S)	818,600	63,056,758
HCA, Inc. (S)	33,505	1,647,106
Lincare Holdings, Inc. † (S)	893,800	31,113,178
UnitedHealth Group, Inc.	4,564,900	218,339,167
WellPoint, Inc. †	1,855,600	138,242,200
		609,235,749

Homebuilding (1.5%)
Lennar Corp.	931,400	41,661,522
NVR, Inc. † (S)	170,310	84,303,450
		125,964,972

Insurance (1.9%)
American International Group, Inc.	1,107,700	67,204,159
Berkshire Hathaway, Inc. Class B †	17,790	54,206,130
Everest Re Group, Ltd. (Barbados)	423,600	40,076,796
		161,487,085

COMMON STOCKS (100.0%)* continued

	Shares	Value

Investment Banking/Brokerage (6.0%)
Bear Stearns Cos., Inc. (The)	968,600	$137,415,282
Goldman Sachs Group, Inc. (The)	1,298,400	198,330,600
KKR Private Equity Investors LP ADR 144A †	1,351,100	31,750,850
Morgan Stanley	845,634	56,234,661
T. Rowe Price Group, Inc.	1,894,300	78,253,533
		501,984,926

Leisure (1.0%)
Harley-Davidson, Inc. (S)	1,407,299	80,216,043

Lodging/Tourism (1.9%)
Las Vegas Sands Corp. † (S)	1,942,700	120,505,681
Royal Caribbean Cruises, Ltd.	1,228,800	41,656,320
		162,162,001

Machinery (3.3%)
Caterpillar, Inc. (S)	2,542,200	180,165,714
Deere (John) & Co.	549,800	39,898,986
Parker-Hannifin Corp.	734,300	53,045,832
		273,110,532

Manufacturing (1.0%)
Illinois Tool Works, Inc.	1,924,300	87,998,239

Medical Technology (4.3%)
Becton, Dickinson and Co.	1,058,700	69,789,504
Boston Scientific Corp. †	4,607,300	78,370,173
Medtronic, Inc.	2,106,900	106,440,588
Nobel Biocare Holding AG (Switzerland)	196,284	46,479,924
St. Jude Medical, Inc. † (S)	1,488,357	54,920,373
		356,000,562

Oil & Gas (5.6%)
Apache Corp.	1,222,700	86,163,669
Canadian Natural Resources, Ltd. (Canada) (S)	790,100	42,064,924
Devon Energy Corp.	647,100	41,828,544
EOG Resources, Inc.	1,298,200	96,261,530
Marathon Oil Corp.	815,000	73,871,600
Valero Energy Corp.	1,047,800	70,653,154
XTO Energy, Inc.	1,188,900	55,866,411
		466,709,832

Pharmaceuticals (1.1%)
Barr Pharmaceuticals, Inc. †	812,200	40,415,072
Teva Pharmaceutical Industries, Ltd. ADR (Israel) (S)	1,693,900	56,034,212
		96,449,284

COMMON STOCKS (100.0%)* continued

	Shares	Value

Power Producers (0.6%)
AES Corp. (The) † (S)	2,359,000	$46,849,740

Publishing (1.1%)
McGraw-Hill Cos., Inc. (The)	1,595,900	89,849,170
R. R. Donnelley & Sons Co.	20,000	583,800
		90,432,970

Real Estate (0.5%)
CB Richard Ellis Group, Inc. Class A †	1,818,997	42,800,999

Restaurants (1.9%)
Starbucks Corp. † (S)	2,377,800	81,463,428
Yum! Brands, Inc.	1,774,600	79,857,000
		161,320,428

Retail (12.1%)
Abercrombie & Fitch Co. Class A	990,701	52,467,525
Bed Bath & Beyond, Inc. †	2,018,300	67,572,684
Best Buy Co., Inc.	1,438,600	65,226,124
CVS Corp. (S)	2,637,100	86,285,912
Home Depot, Inc. (The)	5,595,300	194,212,863
Kohl’s Corp. †	1,580,800	89,520,704
Lowe’s Cos., Inc. (S)	6,420,500	182,021,175
OfficeMax, Inc.	7,400	304,214
Ross Stores, Inc.	1,974,100	49,135,349
Sears Holdings Corp. † (S)	6,400	878,400
Staples, Inc.	6,543,000	141,459,660
Whole Foods Market, Inc. (S)	1,430,100	82,245,051
		1,011,329,661

Semiconductor (1.5%)
Applied Materials, Inc.	5,380,500	84,689,070
Formfactor, Inc. † (S)	10,867	465,868
Lam Research Corp. † (S)	896,800	37,297,912
Maxim Integrated Products, Inc. (S)	17,400	511,212
		122,964,062

Software (4.1%)
Adobe Systems, Inc. †	3,416,200	97,395,862
McAfee, Inc. †	1,843,400	39,725,270
Microsoft Corp.	47,400	1,139,022
Oracle Corp. †	10,866,700	162,674,499
Red Hat, Inc. † (S)	1,583,100	37,487,808
Symantec Corp. †	31,400	545,418
		338,967,879

Technology Services (6.5%)
Accenture, Ltd. Class A (Bermuda)	1,773,600	51,895,536
eBay, Inc. †	6,269,900	150,916,493
Fair Isaac Corp. (S)	840,753	28,400,636

COMMON STOCKS (100.0%)* continued

	Shares	Value

Technology Services continued
Google, Inc. Class A †	357,810	$138,329,346
VeriSign, Inc. †	2,537,300	45,493,789
Yahoo!, Inc. †	4,635,100	125,796,614
		540,832,414

Telecommunications (0.9%)
Sprint Nextel Corp.	3,677,700	72,818,460

Transportation Services (0.8%)
United Parcel Service, Inc. Class B	939,082	64,712,141

Total common stocks (cost $8,446,122,354)		$8,334,156,535

SHORT-TERM INVESTMENTS (4.1%)*

	Principal amount	Value

Interest in $521,000,000 joint tri-party repurchase agreement dated July 31, 2006 with UBS Securities, LLC due August 1,
2006 with respect to various U.S. Government obligations —
maturity value of $5,752,844 for an effective yield of 5.28%
(collateralized by Fannie Mae securities with yields ranging from
4.00% to 8.00% and due dates ranging from January 1, 2007 to
July 1, 2036 and Freddie Mac securities with yields ranging from
3.50% to 12.00% and due dates ranging from January 1, 2007 to
July 1, 2036 valued at $531,422,424)	$ 5,752,000	$5,752,000
Short-term investments held as collateral for loaned securities with yields ranging from 5.27% to 5.44% and due dates ranging
from August 1, 2006 to August 23, 2006 (d)	338,050,433	337,934,165

Total short-term investments (cost $343,686,165)		$343,686,165

TOTAL INVESTMENTS
Total investments (cost $8,789,808,519)		$8,677,842,700

* Percentages indicated are based on net assets of $8,332,318,134.

† Non-income-producing security.

(S) Securities on loan, in part or in entirety, at July 31, 2006.

(d) See Note 1 to the financial statements.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. ADR after the name of a foreign holding stands for American Depository Receipts, represents ownership of foreign securities on deposit with a custodian bank.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 7/31/06

ASSETS
Investment in securities, at value, including $326,835,678 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $8,789,808,519)	$8,677,842,700

Cash	792

Dividends, interest and other receivables	3,947,847

Receivable for shares of the fund sold	3,690,233

Receivable for securities sold	123,393,686

Total assets	8,808,875,258

LIABILITIES
Payable for securities purchased	103,021,830

Payable for shares of the fund repurchased	17,478,756

Payable for compensation of Manager (Notes 2 and 5)	11,388,795

Payable for investor servicing and custodian fees (Note 2)	1,954,027

Payable for Trustee compensation and expenses (Note 2)	1,132,600

Payable for administrative services (Note 2)	9,354

Payable for distribution fees (Note 2)	2,232,688

Collateral on securities loaned, at value (Note 1)	337,934,165

Other accrued expenses	1,404,909

Total liabilities	476,557,124

Net assets	$8,332,318,134

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$11,505,364,450

Undistributed net investment income (Note 1)	78,072

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(3,061,158,482)

Net unrealized depreciation of investments	(111,965,906)

Total — Representing net assets applicable to capital shares outstanding	$8,332,318,134

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($5,528,893,498 divided by 341,194,163 shares)	$16.20

Offering price per class A share
(100/94.75 of $16.20)*	$17.10

Net asset value and offering price per class B share
($1,089,121,247 divided by 77,157,692 shares)**	$14.12

Net asset value and offering price per class C share
($72,213,064 divided by 4,659,045 shares)**	$15.50

Net asset value and redemption price per class M share
($60,393,651 divided by 3,967,014 shares)	$15.22

Offering price per class M share
(100/96.75 of $15.22)*	$15.73

Net asset value, offering price and redemption price per class R share
($1,740,171 divided by 108,160 shares)	$16.09

Net asset value, offering price and redemption price per class Y share
($1,579,956,503 divided by 94,361,658 shares)	$16.74

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 7/31/06

INVESTMENT INCOME
Dividends (net of foreign tax of $237,881)	$74,811,432

Interest (including interest income of $1,462,501
from investments in affiliated issuers) (Note 5)	2,101,179

Securities lending	876,501

Total investment income	77,789,112

EXPENSES
Compensation of Manager (Note 2)	51,080,956

Investor servicing fees (Note 2)	30,585,086

Custodian fees (Note 2)	398,461

Trustee compensation and expenses (Note 2)	335,372

Administrative services (Note 2)	150,068

Distribution fees — Class A (Note 2)	16,415,270

Distribution fees — Class B (Note 2)	15,099,685

Distribution fees — Class C (Note 2)	863,279

Distribution fees — Class M (Note 2)	580,341

Distribution fees — Class R (Note 2)	6,706

Other	2,702,168

Non-recurring costs (Notes 2 and 6)	148,087

Costs assumed by Manager (Notes 2 and 6)	(148,087)

Fees waived and reimbursed by Manager or affiliate (Notes 5 and 6)	(6,170,806)

Total expenses	112,046,586

Expense reduction (Note 2)	(3,295,475)

Net expenses	108,751,111

Net investment loss	(30,961,999)

Net realized gain on investments (Notes 1 and 3)	675,827,012

Net realized gain on swap contracts (Note 1)	12,327,495

Net realized loss on futures contracts (Note 1)	(6,912,772)

Net realized gain on foreign currency transactions (Note 1)	12,294

Net increase from payments by affiliates (Note 2)	21,403

Net unrealized depreciation of assets and liabilities
in foreign currencies during the year	(87)

Net unrealized depreciation of investments during the year	(1,064,139,538)

Net loss on investments	(382,864,193)

Net decrease in net assets resulting from operations	$ (413,826,192)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Year ended	Year ended
	7/31/06	7/31/05

Operations:
Net investment income (loss)	$ (30,961,999)	$58,144,516

Net realized gain on investments
and foreign currency transactions	681,275,432	1,048,994,380

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(1,064,139,625)	456,181,683

Net increase (decrease) in net assets
resulting from operations	(413,826,192)	1,563,320,579

Distributions to shareholders: (Note 1)

From net investment income

Class A	(49,154,144)	—

Class M	(143,049)	—

Class R	(5,224)	—

Class Y	(18,061,382)	—

Redemption fees (Note 1)	14,764	34,015

Decrease from capital share transactions (Note 4)	(2,683,955,999)	(4,170,826,581)

Total decrease in net assets	(3,165,131,226)	(2,607,471,987)

NET ASSETS
Beginning of year	11,497,449,360	14,104,921,347

End of year (including undistributed net investment
income of $78,072 and $58,002,994, respectively)	$ 8,332,318,134	$11,497,449,360

The accompanying notes are an integral part of these financial statements.

Financial	highlights	(For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

			Net								Total			Ratio of net
	Net asset		realized and	Total	From	From	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	net realized	return			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	gain on	of	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	investments	capital	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
July 31, 2006	$17.16	(.04)(d,h)	(.79)	(.83)	(.13)	—	—	(.13)	—(e)	$16.20	(4.93)(h)	$5,528,893	1.04(d,h)	(.23)(d,h)	75.88
July 31, 2005	15.13	.09(d,f,g)	1.94	2.03	—	—	—	—	—(e)	17.16	13.42(g)	7,410,811	1.08(d)	.55(d,f,g)	93.29
July 31, 2004	14.45	(.01)(d)	.69	.68	—	—	—	—	—(e)	15.13	4.71	8,710,655	1.04(d)	(.04)(d)	45.73
July 31, 2003	13.42	.01	1.02	1.03	—(e)	—	—(e)	—(e)	—	14.45	7.68	11,909,405	1.02	.10	62.09
July 31, 2002	19.53	.03	(5.35)	(5.32)	(.04)	(.75)	—	(.79)	—	13.42	(28.24)	11,811,007.96		.21	91.27

CLASS B
July 31, 2006	$14.95	(.15)(d,h)	(.68)	(.83)	—	—	—	—	—(e)	$14.12	(5.55)(h)	$1,089,121	1.79(d,h)	(.98)(d,h)	75.88
July 31, 2005	13.28	(.03)(d,f,g)	1.70	1.67	—	—	—	—	—(e)	14.95	12.58(g)	1,875,616	1.83(d)	(.19)(d,f,g)	93.29
July 31, 2004	12.78	(.11)(d)	.61	.50	—	—	—	—	—(e)	13.28	3.91	2,343,329	1.79(d)	(.80)(d)	45.73
July 31, 2003	11.96	(.08)	.90	.82	—	—	—	—	—	12.78	6.86	2,815,586	1.77	(.65)	62.09
July 31, 2002	17.59	(.08)	(4.80)	(4.88)	—	(.75)	—	(.75)	—	11.96	(28.82)	3,406,811	1.71	(.53)	91.27

CLASS C
July 31, 2006	$16.42	(.16)(d,h)	(.76)	(.92)	—	—	—	—	—(e)	$15.50	(5.60)(h)	$72,213	1.79(d,h)	(.98)(d,h)	75.88
July 31, 2005	14.58	(.03)(d,f,g)	1.87	1.84	—	—	—	—	—(e)	16.42	12.62(g)	96,509	1.83(d)	(.20)(d,f,g)	93.29
July 31, 2004	14.03	(.12)(d)	.67	.55	—	—	—	—	—(e)	14.58	3.92	116,854	1.79(d)	(.79)(d)	45.73
July 31, 2003	13.13	(.08)	.98	.90	—	—	—	—	—	14.03	6.85	157,925	1.77	(.65)	62.09
July 31, 2002	19.23	(.09)	(5.26)	(5.35)	—	(.75)	—	(.75)	—	13.13	(28.81)	156,830	1.71	(.54)	91.27

CLASS M
July 31, 2006	$16.12	(.12)(d,h)	(.75)	(.87)	(.03)	—	—	(.03)	—(e)	$15.22	(5.42)(h)	$60,394	1.54(d,h)	(.73)(d,h)	75.88
July 31, 2005	14.28	.01(d,f,g)	1.83	1.84	—	—	—	—	—(e)	16.12	12.89(g)	95,640	1.58(d)	.07(d,f,g)	93.29
July 31, 2004	13.70	(.08)(d)	.66	.58	—	—	—	—	—(e)	14.28	4.23	125,904	1.54(d)	(.54)(d)	45.73
July 31, 2003	12.79	(.05)	.96	.91	—	—	—	—	—	13.70	7.12	307,046	1.52	(.40)	62.09
July 31, 2002	18.71	(.05)	(5.12)	(5.17)	—	(.75)	—	(.75)	—	12.79	(28.64)	317,614	1.46	(.29)	91.27

CLASS R
July 31, 2006	$17.06	(.09)(d,h)	(.77)	(.86)	(.11)	—	—	(.11)	—(e)	$16.09	(5.12)(h)	$1,740	1.29(d,h)	(.50)(d,h)	75.88
July 31, 2005	15.08	.02(d,f,g)	1.96	1.98	—	—	—	—	—(e)	17.06	13.13(g)	734	1.33(d)	.14(d,f,g)	93.29
July 31, 2004	14.44	(.05)(d)	.69	.64	—	—	—	—	—(e)	15.08	4.43	253	1.29(d)	(.34)(d)	45.73
July 31, 2003†	12.98	(.01)	1.47	1.46	—	—	—	—	—	14.44	11.25*	13	.67*	(.08)*	62.09

CLASS Y
July 31, 2006	$17.73	—(d,e,h)	(.82)	(.82)	(.17)	—	—	(.17)	—(e)	$16.74	(4.69)(h)	$1,579,957	.79(d,h)	.02(d,h)	75.88
July 31, 2005	15.59	.13(d,f,g)	2.01	2.14	—	—	—	—	—(e)	17.73	13.73(g)	2,018,139	.83(d)	.80(d,f,g)	93.29
July 31, 2004	14.85	.03(d)	.71	.74	—	—	—	—	—(e)	15.59	4.98	2,807,926	.79(d)	.20(d)	45.73
July 31, 2003	13.80	.05	1.04	1.09	(.02)	—	(.02)	(.04)	—	14.85	7.92	2,945,482.77		.34	62.09
July 31, 2002	20.07	.08	(5.51)	(5.43)	(.09)	(.75)	—	(.84)	—	13.80	(28.08)	2,568,208.71		.45	91.27

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

42                                                                                                                                                                                       43

Financial highlights (Continued)

* Not annualized.

† For the period January 21, 2003 (commencement of operations) to July 31, 2003.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of each class, as a percentage of its net assets, reflect a reduction of the following amounts (Note 5):

	7/31/06	7/31/05	7/31/04

Class A	<0.01%	<0.01%	<0.01%

Class B	<0.01	<0.01	<0.01

Class C	<0.01	<0.01	<0.01

Class M	<0.01	<0.01	<0.01

Class R	<0.01	<0.01	<0.01

Class Y	<0.01	<0.01	<0.01

(e) Amount represents less than $0.01 per share.

(f) Reflects a special dividend received by the fund which amounted to the following amounts:

		Percentage of
	Per share	net assets

Class A	$0.08	0.51%

Class B	0.07	0.52

Class C	0.08	0.52

Class M	0.08	0.53

Class R	0.06	0.37

Class Y	0.08	0.52

(g) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts (Note 6):

		Percentage of
	Per share	net assets

Class A	$0.01	0.08%

Class B	0.01	0.08

Class C	0.01	0.08

Class M	0.01	0.07

Class R	0.02	0.10

Class Y	0.01	0.07

(h) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to the following amounts for the period ended July 31, 2006 (Note 6):

		Percentage of
	Per share	net assets

Class A	$0.01	0.06%

Class B	0.01	0.06

Class C	0.01	0.06

Class M	0.01	0.06

Class R	0.01	0.08

Class Y	0.01	0.06

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 7/31/06

Note 1: Significant accounting policies

Putnam Voyager Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund invests mainly in common stocks of U.S. companies, with a focus on growth stocks.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies and other Putnam funds and products, and certain college savings plans.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

The redemption fee discussed above will be replaced, effective October 2, 2006, by a 1.00% redemption fee on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the coun-terparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain when the amounts are conclusively determined.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctua-tions arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. Certain total return swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At July 31, 2006, the value of securities loaned amounted to $326,835,678. The fund received cash collateral of $337,934,165 which is pooled with collateral of other Putnam funds into 24 issues of high grade short-term investments.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2006, the fund had a capital loss carryover of $3,052,570,108 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on July 31, 2011.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, net operating loss and income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2006, the fund reclassified $40,400,876 to decrease distributions in excess of net investment income and $37,653,170 to decrease paid-in-capital, with a increase to accumulated net realized loss of $2,747,706.

The tax basis components of distributable earnings and the federal tax cost as of period end July 31, 2006 were as follows:

Unrealized appreciation	$ 619,515,328
Unrealized depreciation	(739,991,448)
———————————————
Net unrealized depreciation	(120,476,120)
Capital loss carryforward	(3,052,570,108)
Cost for federal income
tax purposes	$ 8,798,318,820

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, 0.43% of the next $5 billion, 0.42% of the next $5 billion, 0.41% of the next $5 billion, 0.40% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $8.5 billion and 0.37% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through July 31, 2007 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund.

The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended July 31, 2006, Putnam Management did not waive any of its management fee from the fund.

During the year ended July 31, 2006, Putnam Management voluntarily reimbursed the fund $21,403 for net realized losses incurred from trading errors by the fund. The effect of the losses incurred and the reimbursal by Putnam Management of such losses had no impact on total return.

For the year ended July 31, 2006, Putnam Management has assumed $148,087 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended July 31, 2006, the fund incurred $30,983,547 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended July 31, 2006, the fund’s expenses were reduced by $3,295,475 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,998, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the

Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended July 31, 2006, Putnam Retail Management, acting as underwriter, received net commissions of $229,156 and $2,828 from the sale of class A and class M shares, respectively, and received $1,989,749 and $6,053 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended July 31, 2006, Putnam Retail Management, acting as underwriter, received $2,704 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended July 31, 2006, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $7,589,850,266 and $10,256,010,629, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At July 31, 2006, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Year ended 7/31/06:
Shares sold	44,376,245	$ 763,727,345

Shares issued
in connection
with reinvestment
of distributions	2,671,700	47,235,647

	47,047,945	810,962,992

Shares
repurchased	(137,712,864)	(2,372,067,859)

Net decrease	(90,664,919)	$(1,561,104,867)

Year ended 7/31/05:
Shares sold	46,967,854	$ 747,143,415

Shares issued
in connection
with reinvestment
of distributions	—	—

	46,967,854	747,143,415

Shares
repurchased	(190,886,987)	(3,042,009,496)

Net decrease	(143,919,133)	$(2,294,866,081)

CLASS B	Shares	Amount

Year ended 7/31/06:
Shares sold	4,383,067	$ 65,972,896

Shares issued
in connection
with reinvestment
of distributions	—	—

	4,383,067	65,972,896

Shares
repurchased	(52,650,908)	(788,294,135)

Net decrease	(48,267,841)	$(722,321,239)

Year ended 7/31/05:
Shares sold	6,950,310	$ 96,457,720

Shares issued
in connection
with reinvestment
of distributions	—	—

	6,950,310	96,457,720

Shares
repurchased	(57,954,146)	(808,038,057)

Net decrease	(51,003,836)	$(711,580,337)

CLASS C	Shares	Amount

Year ended 7/31/06:
Shares sold	615,956	$ 10,154,650

Shares issued
in connection
with reinvestment
of distributions	—	—

	615,956	10,154,650

Shares
repurchased	(1,834,266)	(30,055,186)

Net decrease	(1,218,310)	$(19,900,536)

Year ended 7/31/05:
Shares sold	688,436	$ 10,566,166

Shares issued
in connection
with reinvestment
of distributions	—	—

	688,436	10,566,166

Shares
repurchased	(2,823,173)	(43,159,131)

Net decrease	(2,134,737)	$(32,592,965)

CLASS M	Shares	Amount

Year ended 7/31/06:
Shares sold	357,534	$ 5,786,086

Shares issued
in connection
with reinvestment
of distributions	8,295	138,203

	365,829	5,924,289

Shares
repurchased	(2,333,408)	(37,802,986)

Net decrease	(1,967,579)	$(31,878,697)

Year ended 7/31/05:
Shares sold	970,427	$ 14,491,627

Shares issued
in connection
with reinvestment
of distributions	—	—

	970,427	14,491,627

Shares
repurchased	(3,853,841)	(57,838,102)

Net decrease	(2,883,414)	$(43,346,475)

CLASS R	Shares	Amount

Year ended 7/31/06:
Shares sold	81,191	$1,410,693

Shares issued
in connection
with reinvestment
of distributions	293	5,151

	81,484	1,415,844

Shares
repurchased	(16,328)	(282,290)

Net increase	65,156	$1,133,554

Year ended 7/31/05:
Shares sold	38,411	$605,866

Shares issued
in connection
with reinvestment
of distributions	—	—

	38,411	605,866

Shares
repurchased	(12,182)	(197,303)

Net increase	26,229	$408,563

CLASS Y	Shares	Amount

Year ended 7/31/06:
Shares sold	23,642,280	$416,473,931

Shares issued
in connection
with reinvestment
of distributions	982,126	17,913,985

	24,624,406	434,387,916

Shares
repurchased	(44,096,994)	(784,272,130)

Net decrease	(19,472,588)	$(349,884,214)

Year ended 7/31/05:
Shares sold	33,392,764	$550,835,206

Shares issued
in connection
with reinvestment
of distributions	—	—

	33,392,764	550,835,206

Shares
repurchased	(99,656,662)	(1,639,684,492)

Net decrease	(66,263,898)	$(1,088,849,286)

Note 5: Investment in Putnam Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended July 31, 2006, management fees paid were reduced by $45,723 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $1,462,501 for the year ended July 31, 2006. During the year ended July 31, 2006, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $1,485,167,672 and $1,525,998,658, respectively.

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Pursuant to a settlement with the Securities and Exchange Commission relating to Putnam Management’s brokerage allocation practices, on October 13, 2005 the fund received $9,590,469 in proceeds paid by Putnam Management. The fund had accrued a receivable for this amount in the prior fiscal year.

During the period, the fund received $6,125,083 from Putnam to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds to Putnam for transfer agent services. This amount is included in Fees waived and reimbursed by Manager or affiliate on the Statement of operations. Review of this matter is ongoing and the amount received by the fund may be adjusted in the future. Such adjustment is not expected to be material.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on

Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncement

In June 2006, FASB issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements.

Federal tax information (Unaudited)

The Form 1099 you receive in January 2007 will show the tax status of all distributions paid to your account in calendar 2006.

Brokerage commissions (Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s Large-Cap Growth group for the year ended July 31, 2006. The other Putnam mutual funds in this group are Putnam Growth Opportunities Fund, Putnam VT Growth Opportunities Fund, and Putnam VT Voyager Fund.

The top five firms that received brokerage commissions for trades executed for the Large-Cap Growth group are (in descending order) Goldman Sachs, Citigroup Global Markets, Merrill Lynch, UBS Warburg, and Deutsche Bank Securities. Commissions paid to these firms together represented approximately 43% of the total brokerage commissions paid for the year ended July 31, 2006.

Commissions paid to the next 10 firms together represented approximately 39% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns & Company, Credit Suisse First Boston, JP Morgan Clearing, Lehman Brothers, Morgan Stanley Dean Witter, RBC Capital Markets, Sanford Bernstein, SG Cowen Securities, and Wachovia Securities.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a director of New York Stock Exchange LLC, a wholly-owned subsidiary of the publicly-traded NYSE Group, Inc. She is an advisor to Hamilton Lane LLC and RCM Capital Management (investment management firms).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets.

Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy

Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Until 2005, Mr. Stephens was a director of TransCanadaPipelines, Ltd. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as a Trustee of Dartmouth College, and he is a member of the Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (Born 1951), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2006, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)
Executive Vice President, Associate Treasurer,
Compliance Liaison and Principal
Executive Officer
Since 1989

Jonathan S. Horwitz (Born 1955)
Senior Vice President and Treasurer
Since 2004

Prior to 2004, Managing Director,
Putnam Investments

Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam
Investments. Prior to July 2001, Partner,
PricewaterhouseCoopers LLP

Michael T. Healy (Born 1958)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (Born 1958)
Vice President
Since 2002

Managing Director, Putnam Investments

James P. Pappas (Born 1953)
Vice President
Since 2004

Managing Director, Putnam Investments
and Putnam Management. During 2002,
Chief Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001,
President and Chief Executive Officer,
UAM Investment Services, Inc.

Richard S. Robie, III (Born 1960)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management
and Putnam Retail Management. Prior
to 2003, Senior Vice President, United
Asset Management Corporation

Francis J. McNamara, III (Born 1955)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management
and Putnam Retail Management. Prior
to 2004, General Counsel, State Street
Research & Management Company

Charles A. Ruys de Perez (Born 1957)
Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer
Since 2002

Managing Director, Putnam Investments

Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
Since 1993

Wanda M. McManus (Born 1947)
Vice President, Senior Associate Treasurer
and Assistant Clerk
Since 2005

Nancy E. Florek (Born 1957)
Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

Putnam puts your interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Reduced sales charges The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%) . The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%) .*

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited Through calendar 2006, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 2% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within five calendar days of purchase.

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund (formerly Putnam Intermediate U.S. Government Income Fund) and Putnam Floating Rate Income Fund remains 3.25% .

The Putnam family of funds

The following is a complete list of Putnam’s open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds	Value funds
Discovery Growth Fund	Classic Equity Fund
Growth Opportunities Fund	Convertible Income-Growth Trust
Health Sciences Trust	Equity Income Fund
International New Opportunities Fund*	The George Putnam Fund of Boston
New Opportunities Fund	The Putnam Fund for Growth
OTC & Emerging Growth Fund	and Income
Small Cap Growth Fund	International Growth and Income Fund*
Vista Fund	Mid Cap Value Fund
Voyager Fund	New Value Fund
Small Cap Value Fund†

Blend funds	Income funds
Capital Appreciation Fund	American Government Income Fund
Capital Opportunities Fund	Diversified Income Trust
Europe Equity Fund*	Floating Rate Income Fund
Global Equity Fund*	Global Income Trust*
Global Natural Resources Fund*	High Yield Advantage Fund*†
International Capital	High Yield Trust*
Opportunities Fund*	Income Fund
International Equity Fund*	Limited Duration Government
Investors Fund	Income Fund‡
Research Fund	Money Market Fund§
Tax Smart Equity Fund®	U.S. Government Income Trust
Utilities Growth and Income Fund

* A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

† Closed to new investors.

‡ Formerly Putnam Intermediate U.S. Government Income Fund.

§ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income funds AMT-Free Insured Municipal Fund** Tax Exempt Income Fund Tax Exempt Money Market Fund§ Tax-Free High Yield Fund

State tax-free income funds: Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Asset allocation funds Income Strategies Fund

Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios: Asset Allocation: Balanced Portfolio Asset Allocation: Conservative Portfolio Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds
Putnam RetirementReady Funds — ten
investment portfolios that offer diversifica-
tion among stocks, bonds, and money
market instruments and adjust to become
more conservative over time based on a
target date for withdrawing assets.

The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

** Formerly Putnam Tax-Free Insured Fund.

With the exception of money market funds, a 2% redemption fee may be applied to shares exchanged or sold within 5 days of purchase.

Check your account balances and the most recent month-end performance at www.putnam.com.

Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily* You can move money from one Putnam fund to another within the same class of shares without a service charge.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

*This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase, and certain funds have imposed a 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager Putnam Investment Management, LLC One Post Office Square Boston, MA 02109

Marketing Services Putnam Retail Management One Post Office Square Boston, MA 02109

Custodian Putnam Fiduciary Trust Company

Legal Counsel Ropes & Gray LLP

Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP

Trustees John A. Hill, Chairman Jameson Adkins Baxter, Vice Chairman Charles B. Curtis Myra R. Drucker Charles E. Haldeman, Jr. Paul L. Joskow Elizabeth T. Kennan Robert E. Patterson

George Putnam, III W. Thomas Stephens Richard B. Worley

Officers George Putnam, III President

Charles E. Porter Executive Vice President, Associate Treasurer, Compliance Liaison and Principal Executive Officer

Jonathan S. Horwitz Senior Vice President and Treasurer

Steven D. Krichmar Vice President and Principal Financial Officer

Michael T. Healy Assistant Treasurer and Principal Accounting Officer

Beth S. Mazor Vice President

James P. Pappas Vice President

Richard S. Robie, III Vice President

Francis J. McNamara, III Vice President and Chief Legal Officer

Charles A. Ruys de Perez Vice President and Chief Compliance Officer

Mark C. Trenchard Vice President and BSA Compliance Officer

Judith Cohen Vice President, Clerk and Assistant Treasurer

Wanda M. McManus Vice President, Senior Associate Treasurer and Assistant Clerk

Nancy E. Florek Vice President, Assistant Clerk, Assistant Treasurer and Proxy Manager

This report is for the information of shareholders of Putnam Voyager Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

AN016 236667 9/06

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) None

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Compliance Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Hill qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal
year	Audit	Audit-Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

July 31, 2006	$182,314*	$ 2,566	$5,167	$ -
July 31, 2005	$172,566*	$--	$4,029	$7,534

* Includes fees of $8,903 and $7,460 billed by the fund’s independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters for the fiscal years ended July 31, 2006 and July 31, 2005, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended July 31, 2006 and July 31, 2005, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $277,404 and $206,892 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of recordkeeping fees.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

July 31,
2006	$ -	$ 153,160	$ -	$ -
July
30, 2005	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment
Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated
Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Voyager Fund

By (Signature and Title):

/s/Michael T. Healy
Michael T. Healy
Principal Accounting Officer

Date: September 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: September 28, 2006

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: September 28, 2006